Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Citigroup Commercial Mortgage
Securities Inc., Commercial Mortgage Pass -Through Certificates, Series 2004-C1 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class

A-1
Bank of New York/Suntrust
40,000,000
57%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
19,957,000
28%
14201 Dallas Parkway
Dallas, TX 75254

SSB&T Co.
10,000,000
14%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

A-2
Bank One Ret
19,062,000
11%
340 South Cleveland
Building 350

Merrill Lynch
16,850,000
10%
101 Hudson Street, Ninth Floor
Jersey City, NY 07302

Union Bank
16,000,000
9%
530 B Street, Suite 242
San Diego, CA 92101

14,000,000
8%
JP Morgan Chase Bank NA
14201 Dallas Parkway
Dallas, TX 75254

SG America
20,000,000
12%
1221 Avenue of the Americas
New York, NY 10020

73,100,000
45%
SSB&T Co.
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

A-3
The Bank of New York
34,195,000
15%
One Wall Street
New York, NY 10286

Mellon Trust
12,400,000
5%
525 William Penn Place, Suite 3418
Pittsburg, PA 15259

US Bank NA
30,000,000
13%
Attn: Securities Control
1555 N. Rivercenter Drive, Suite 0300
Milwaukee, WI 53212

WCM LLC
50,930,000
23%
301 South College Street
Charlotte, NC 28288

The Bank of New York/INV
25,000,000
11%
11 Sanders Creek
Barclays
E. Syracuse, NY 13057
JP Morgan Chase Bank NA
15,100,000
6%
14201 Dallas Parkway
Dallas, TX 75254
SSB&T Co.
34,400,000
15%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

A-4
The Bank of New York
56,540,000
10%
One Wall Street
New York, NY 10286

BNY/Wachovia
66,362,000
12%
1 Wall Street, Fifth Floor
New York, NY 10286

ML SFKPG
100,030,000
18%
4 Corporate Place
Piscataway, NJ 08854
Citibank
77,140,000
13%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
65,280,000
11%
14201 Dallas Parkway
Dallas, TX 75254
SSB&T Co.
36,170,000
6%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171
Merrill Lynch
55,325,000
10%
101 Hudson Street, Ninth Floor
Jersey City, NY 07302

B
The Bank of New York
10,000,000
32%
One Wall Street
New York, NY 10286

Citibank
5,000,000
16%
3800 Citibank Center B3-15
Tampa, FL 33610

Mellon Trust
15,039,000
48%
525 William Penn Place, Suite 3418
Pittsburg, PA 15259

C
US Bank NA
13,302,000
100%
Attn: Securities Control
1555 N. Rivercenter Drive, Suite 0300
Milwaukee, WI

D
Citibank
26,605,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610

E
Citibank
13,302,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610